                                   VAN KAMPEN
                                   PACE FUND



                                 Annual Report
                                 June 30, 1998


                            [ARTWORK APPEARS HERE]


                                  Van Kampen
                                     FUNDS

                        Table of Contents

Letter to Shareholders..................................   1
Performance Results.....................................   3
Performance in Perspective..............................   4
Glossary of Terms.......................................   5
Portfolio Management Review.............................   6
Portfolio Highlights....................................   9
Portfolio of Investments................................  10
Statement of Assets and Liabilities.....................  21
Statement of Operations.................................  22
Statement of Changes in Net Assets......................  23
Financial Highlights....................................  24
Notes to Financial Statements...........................  27
Report of Independent Accountants.......................  32


PACE ANR 8/98

                             Letter to Shareholders


July 16, 1998
                                                            [PHOTO APPEARS HERE]
                                           Dennis J. McDonnell and Don G. Powell

Dear Shareholder,

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months


                                                           Continued on page two
of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia-- undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook

     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,


/s/ Don G. Powell                             /s/ Dennis J. McDonnell

Don G. Powell                                 Dennis J. McDonnell
Chairman                                      President
Van Kampen Asset Management Inc.              Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998

                              Van Kampen Pace Fund



                                                  A Shares   B Shares   C Shares
Total Returns

One-year total return based on NAV/1/............   29.89%     28.92%     28.87%

One-year total return/2/.........................   22.39%     23.92%     27.87%

Five-year average annual total return/2/.........   18.11%     18.43%        N/A

Ten-year average annual total return/2/..........   14.06%        N/A        N/A

Life-of-Fund average annual total return/2/......   13.52%     15.45%     18.64%

Commencement Date................................ 07/22/69   01/10/92   08/27/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 Putting Your Fund's Performance in Perspective


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

       For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. The Standard & Poor's 500-Stock Index is a broad-based statistical composite, and does not reflect any commissions which would be incurred by an investor purchasing the securities it represents. The Lipper Growth Fund Index does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       Growth of a Hypothetical $10,000 Investment
       Van Kampen Pace Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (June 30, 1988 through June 30, 1998)

                             [GRAPH APPEARS HERE]
-------------------------------
Fund's Total Return
1 Year Avg. Annual    = 22.39%
5 Year Avg. Annual    = 18.11%
10 Year Avg. Annual   = 14.06%
Inception Avg. Annual = 13.52%
------------------------------

                    Van Kampen     Standard & Poor's     Lipper Growth
                    Pace Fund       500-Stock Index       Fund Index
Jun 1988            $ 9,426.00       $10,000.00            $10,000.00
Jun 1989             10,118.26        12,043.99             11,770.46
Jun 1990             11,503.33        14,017.98             13,323.02
Jun 1991             11,998.91        15,053.99             14,015.82
Jun 1992             13,268.47        17,064.66             15,955.06
Jun 1993             15,284.68        19,380.75             18,597.47
Jun 1994             15,186.41        19,658.41             18,911.59
Jun 1995             18,317.31        24,768.43             23,286.72
Jun 1996             22,067.78        31,190.54             28,094.44
Jun 1997             28,701.19        41,993.29             35,279.19
Jun 1998             37,279.12        54,628.46             45,256.82

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               Glossary of Terms


Blue-chip stocks:

     Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing:

     A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Dow Jones Industrial Average:

     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Growth investing:

     An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization:

     The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Standard & Poor's 500-Stock Index:

     A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:

     The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                          Portfolio Management Review

                              Van Kampen Pace Fund


We recently spoke to the management team of the Van Kampen Pace Fund about the key events and economic forces that shaped the markets during the past year. The team includes Dennis J. McDonnell, president of the adviser, and portfolio comanagers Jeff D. New, B. Robert Baker, Jr., and John M. Cunniff. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

Q Can you describe the stock market environment for the Fund during the reporting period?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian currency crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.

     Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap companies did.

Q Given these events, what was your strategy in managing the Fund to meet its objective?

A We maintain a consistent strategy of investing primarily in stocks of large, well-established companies with above-average growth rates.
In selecting stocks for the portfolio, we use a "bottom up" investment process. In other words, we evaluate stocks one by one and make purchases wherever we find good investment opportunities, while preserving an economically diversified portfolio. We also keep the Fund fully invested in stocks, under normal market conditions. Accordingly, we didn't move a large portion of the Fund's assets into cash last October, when U.S. markets declined in response to the Asian crisis. This strategy proved successful--the Fund's stock holdings recovered quickly when the market rebounded in November.

Q    What significant changes did you make to the portfolio?

A Because we used a bottom-up selection process, our changes to the portfolio were driven by our preference for individual stock selection rather than any particular sector of the market. Therefore, our purchases represented a broad range of industries, while our sector weightings stayed about the same.

     Chase Manhattan, Dial, and Microsoft are a few of the stocks that became top holdings during the reporting period. The stock performance of Chase Manhattan benefited from the merger mania that swept the financial services industry earlier this year. Chase strengthened its competitive position in the past year by acquiring The Bank of New York's credit card business and Morgan Stanley's global custody business. Based on these positive developments, we added to our holding in Chase during the reporting period, and the position has grown even larger due to stock price appreciation. In addition, we doubled the size of our holding in Dial, a distributor of personal care, detergent, and household products. Dial's sales have been driven by growth in its key brands, Dial soap and Purex laundry detergent, while new product introductions and continued cost cutting sparked favorable earnings growth.

     Finally, software giant Microsoft had been under investigation by the Department of Justice for possible antitrust violations. Among its demands, the Department of Justice wanted the company to unbundle Internet Explorer, its Internet browser software, from Microsoft's Windows 98. The stock weakened in May after the lawsuit was filed. In mid-June, Microsoft gained an advantage when the U.S. Court of Appeals ruled in favor of the company, and Windows 98 was launched successfully in late June. In an unusual turn of events, publicity about the antitrust lawsuit helped Microsoft sell more copies than expected of its new operating system, with very few advertising expenses. These positive events helped boost Microsoft's share price at the end of the reporting period.

Q    Which stocks supported Fund performance?

A Stocks from many sectors of the market--including autos, technology, pharmaceuticals, retail, and brokerage stocks--fueled Fund performance during the reporting period. The auto industry has benefited from steady economic growth in the United States and in Europe. Ford Motor Company was a large position in the Fund, and the stock doubled in price during the past year. Ford has profited from its strong-selling F-series pickup trucks, its cost reductions, and its lower-than-expected incentive costs.

  The technology sector continued to be volatile. Earlier this year, an oversupply of personal computers overwhelmed many areas of the technology sector. Manufacturers such as Compaq Computer, which sells computers to retailers and wholesalers for distribution, had to reduce production of new computers until inventory supply and consumer demand regained its balance. We sold most of our position in Compaq Computer at that time but held on to Dell Computer, which rose more than 200 percent during the reporting period.

  Investors also favored pharmaceutical stocks, given their steady earnings growth and low exposure to Asia. Our large position in Schering Plough, which appreciated 91 percent in the past year, contributed favorably to the Fund's performance. The company delivered steady earnings growth through its strong sales of Claritin, an allergy medication, and Intron A, a drug for the treatment of hepatitis C.

  The combination of low unemployment, rising disposable income, and a flourishing housing market contributed to healthy gains in the retail sector. We added to our positions in Tommy Hilfiger, Dayton Hudson, and TJX Companies, all of which performed well during the reporting period.

  Finally, Travelers Group announced in April that it is merging with Citibank to form a global financial services powerhouse. The new combined entity, Citigroup, will have asset management, brokerage operations, insurance, and retail offices around the world. Citigroup hopes to enhance revenues by cross-selling products and services.

Q    What factors worked against the Fund?

A The most significant laggard in the portfolio was Philip Morris, our largest holding at the end of the reporting period. In the spring, this stock weakened amid uncertainty surrounding the outcome of a number of legal and legislative issues. We added to Philip Morris when it became extremely cheap, reaching historically low valuations, and we believe there are several factors that could drive the stock upward. The most significant and likely catalyst would be a more favorable resolution to the tobacco legislation than the proposals recently debated in Washington. Although the outcome is unknown, we think the stock adequately reflects the associated risks.

  Despite this recent price decline, we held on to Philip Morris for a number of reasons. First, the stock fits our criteria of strong fundamentals at an attractive price. Tobacco firms have typically been high-growth companies, and Philip Morris is very inexpensive right now compared to its historical values. Second, tobacco stocks have routinely suffered bouts of negative sentiment, but these periods have usually been followed by rebounds in stock price. Based on these factors, we've maintained a sizable weighting in the stock. For additional Fund portfolio highlights, please refer to page nine.

Q    How did the Fund perform during the reporting period?

A The Fund achieved a one-year total return of 29.89 percent/1/ (Class A shares at net asset value) as of June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 30.09 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 28.28 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.

  These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the next six months?

A At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year. In addition, we believe that well-established, domestically based companies will remain among the stock market's better performers. The investment style of the Pace Fund is well suited for these conditions, as we target large-company stocks with attractive growth potential.

/s/ Dennis J. McDonnell                         /s/ B. Robert Baker, Jr.
Dennis J. McDonnell                             B. Robert Baker, Jr.
President                                       Portfolio Comanager
Van Kampen Asset Management Inc.

/s/ John M. Cunniff                             /s/ Jeff D. New
John M. Cunniff                                 Jeff D. New
Portfolio Comanager                             Portfolio Comanager


                                              Please see footnotes on page three

                             Portfolio Highlights

                             Van Kampen Pace Fund



Portfolio Holdings as a Percentage of Long-Term Investments
                                                                                                     Percentage of
                                                                     Top Ten Holdings              These Investments
                                                                    as of June 30, 1998             Six Months Ago
Philip Morris Cos., Inc...............................................     2.4%   ....................   2.4%
Van Kampen Small Capitalization Fund..................................     1.7%   ....................   1.9%
Chase Manhattan Corp..................................................     1.3%   ....................   0.8%
Bristol-Myers Squibb Co...............................................     1.3%   ....................   1.2%
Dial Corp.............................................................     1.3%   ....................   1.3%
Microsoft Corp........................................................     1.3%   ....................   0.6%
Conseco, Inc..........................................................     1.2%   ....................   1.5%
Lucent Technologies, Inc..............................................     1.1%   ....................   0.7%
Texas Utilities Co....................................................     1.0%   ....................   1.2%
Houston Industries, Inc...............................................     1.0%   ....................   1.0%

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of June 30, 1998                                      As of December 31, 1997
Technology...........................   17%              Finance...........................  17%
Finance..............................   16%              Technology........................  16%
Health Care..........................   13%              Utilities.........................  12%
Utilities............................   11%              Health Care.......................  11%
Consumer Non-Durables................    9%              Consumer Non-Durables.............  10%


Asset Allocation as a Percentage of Total Investments

                As of June 30, 1998

                [_]  Stocks.....................98%   [PIE CHART APPEARS HERE]
                [_]  Cash Equivalents........... 2%


                As of December 31, 1997

                [_]  Stocks.....................93%   [PIE CHART APPEARS HERE]
                [_]  Cash Equivalents........... 7%

                           Portfolio of Investments

                                 June 30, 1998
================================================================================

                                                   Number
Description                                       of Shares        Market Value
--------------------------------------------------------------------------------
Common and Preferred Stocks  98.8%
Buildings & Materials  0.1%
Hanson PLC - ADR (United Kingdom)...............     56,250        $  1,705,078
                                                                   ------------
Consumer Distribution  7.3%
American Stores Co..............................    130,000           3,144,375
Brightpoint, Inc.(a)............................    235,000           3,407,500
CompUSA, Inc.(a)................................    675,000          12,192,188
Costco Cos., Inc.(a)............................    157,800           9,951,263
CVS Corp........................................    240,000           9,345,000
Dayton Hudson Corp..............................    557,400          27,033,900
Family Dollar Stores, Inc.......................    396,000           7,326,000
Federated Department Stores, Inc.(a)............    449,200          24,172,575
General Nutrition Cos., Inc.(a).................     20,000             622,500
Herman Miller, Inc..............................     10,000             243,125
Home Depot, Inc.................................     65,000           5,399,063
Kroger Co.(a)...................................    525,800          22,543,675
Lear Corp.(a)...................................    128,800           6,609,050
Lowe's Cos., Inc................................    348,000          14,115,750
McKesson Corp...................................    133,000          10,806,250
Proffitt's, Inc.(a).............................    407,100          16,436,663
Rite Aid Corp...................................    225,000           8,451,562
Ross Stores, Inc................................    285,000          12,255,000
Safeway, Inc.(a)................................    888,000          36,130,500
Sears Roebuck & Co..............................    182,700          11,156,119
Tech Data Corp.(a)..............................     25,000           1,071,875
TJX Cos., Inc...................................  1,074,000          25,910,250
Venator Group, Inc.(a)..........................    225,000           4,303,125
Wal-Mart Stores, Inc............................    100,000           6,075,000
                                                                   ------------
                                                                    278,702,308
                                                                   ------------
Consumer Durables  2.8%
Brunswick Corp..................................     70,000           1,732,500
Chrysler Corp...................................    170,000           9,583,750
Cooper Tire & Rubber Co.........................     60,000           1,237,500
Dana Corp.......................................    368,000          19,688,000
Eaton Corp......................................     40,000           3,110,000
Ford Motor Co...................................    585,400          34,538,600
General Motors Corp.............................    265,000          17,705,312
Magna International, Inc., Class A..............     85,000           5,833,125
Maytag Corp.....................................    139,000           6,863,125

                                               See Notes to Financial Statements

                                 June 30, 1998

===============================================================================
                                                   Number
Description                                       of Shares        Market Value
-------------------------------------------------------------------------------
Consumer Durables (Continued)
Oakwood Homes Corp.............................      95,000        $  2,850,000
Sony Corp. - ADR (Japan).......................      25,000           2,151,563
                                                                   ------------
                                                                    105,293,475
                                                                   ------------
Consumer Non-Durables  8.9%
Anheuser Busch Cos., Inc.......................     170,000           8,021,875
Bestfoods......................................      50,000           2,903,125
Borders Group, Inc.(a).........................     208,000           7,696,000
Campbell Soup Co...............................      55,000           2,921,875
Coca-Cola Co...................................      60,000           5,130,000
Colgate - Palmolive Co.........................     161,800          14,238,400
ConAgra, Inc...................................     180,000           5,703,750
Dial Corp......................................   1,844,800          47,849,500
First Brands Corp..............................     222,800           5,709,250
Fruit of the Loom, Inc.(a).....................      95,000           3,152,812
Gallaher Group PLC - ADR (United Kingdom)......      45,000             984,375
Heinz, H. J. & Co..............................      50,000           2,806,250
Jones Apparel Group, Inc.(a)...................      53,000           1,937,813
Kimberly Clark Corp............................     498,000          22,845,750
Liz Claiborne, Inc.............................     231,600          12,101,100
Loews Corp.....................................      35,000           3,049,375
PepsiCo, Inc...................................      50,000           2,059,375
Philip Morris Cos., Inc........................   2,248,200          88,522,875
Procter & Gamble Co............................      90,000           8,195,625
Quaker Oats Co.................................     120,000           6,592,500
RJR Nabisco Holdings Corp......................   1,554,600          36,921,750
Sara Lee Corp..................................      65,000           3,635,937
Tommy Hilfiger Corp.(a)........................     576,000          36,000,000
Unilever NV - ADR (Netherlands)................      80,000           6,315,000
V.F. Corp......................................      80,000           4,120,000
                                                                   ------------
                                                                    339,414,312
                                                                   ------------

Consumer Services  6.0%
AccuStaff, Inc.(a).............................     350,900          10,965,625
Brinker International, Inc.(a).................     489,000           9,413,250
Carnival Corp..................................     200,000           7,925,000
CBS Corp.......................................     476,000          15,113,000
Cendant Corp.(a)...............................     507,155          10,586,861
Chancellor Media Corp.(a)......................     161,000           7,994,656
CKE Restaurants, Inc...........................     177,000           7,301,250


                                               See Notes to Financial Statements

                                 June 30, 1998
================================================================================

                                                         Number
Description                                            of Shares   Market Value
--------------------------------------------------------------------------------
Consumer Services (Continued)
Foodmaker, Inc. (a)...................................   278,000   $  4,691,250
Gannett Co., Inc......................................   276,000     19,613,250
Harcourt General, Inc.................................    40,600      2,415,700
Hilton Hotels Corp....................................   337,100      9,607,350
Host Marriott Corp. (a)...............................    90,000      1,603,125
International Game Technology.........................    70,000      1,697,500
Jacor Communications, Inc., Class A (a)...............   135,000      7,965,000
Knight Ridder, Inc....................................    95,000      5,230,938
Metamor Worldwide, Inc. (a)...........................   191,000      6,720,813
New York Times Co., Class A...........................   210,000     16,642,500
News Corp. Ltd. - ADR (Australia) (a).................   112,200      3,169,650
Omnicom Group, Inc....................................   464,000     23,142,000
Promus Hotel Corp. (a)................................   171,800      6,614,300
Service Corp. International...........................   120,000      5,145,000
Tele-Communications, Inc., Class A (a)................       175          6,727
Time Warner, Inc......................................   204,000     17,429,250
Tribune Co............................................   181,000     12,455,062
Viacom, Inc., Class B (a).............................    70,000      4,077,500
Walt Disney Co........................................   105,000     11,031,562
                                                                   ------------
                                                                    228,558,119
                                                                   ------------

Energy  3.4%
Amoco Corp............................................   282,000     11,738,250
Atlantic Richfield Co.................................    78,200      6,109,375
British Petroleum Co. PLC - ADR  (United Kingdom).....   141,000     12,443,250
Chevron Corp..........................................   149,000     12,376,313
Coastal Corp..........................................   134,000      9,354,875
Cooper Cameron Corp. (a)..............................   113,100      5,768,100
El Paso Natural Gas Co................................   375,000     14,343,750
ENI - ADR (Italy).....................................   148,000      9,620,000
Enron Corp............................................   150,000      8,109,375
EVI Weatherford, Inc. (a).............................   152,500      5,661,563
Rowan Cos., Inc. (a)..................................   161,700      3,143,044
Texaco, Inc...........................................   108,000      6,446,250
Total SA - ADR (France)...............................   110,000      7,191,250
USX - Marathon Group..................................   110,100      3,777,806
YPF Sociedad Anonima - ADR (Argentina), Class D.......   500,000     15,031,250
                                                                   ------------
                                                                    131,114,451
                                                                   ------------

                                       12      See Notes to Financial Statements

                                 June 30, 1998
================================================================================

                                                        Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Finance  16.2%
Ace Ltd...............................................   51,000     $ 1,989,000
Ahmanson H.F. & Co....................................   60,000       4,260,000
Allstate Corp.........................................  210,000      19,228,125
AMBAC, Inc............................................  461,800      27,015,300
American Bankers Insurance Group, Inc.................  365,300      21,963,662
American General Corp.................................  120,000       8,542,500
American International Group, Inc.....................   30,000       4,380,000
Associates First Capital Corp., Class A...............  150,238      11,549,546
BancOne Corp..........................................   88,280       4,927,128
BankAmerica Corp......................................  245,200      21,194,475
BankBoston Corp.......................................  302,600      16,832,125
Bankers Trust New York Corp...........................   40,000       4,642,500
Bear Stearns Cos., Inc................................  443,950      25,249,656
Chase Manhattan Corp..................................  669,400      50,539,700
CIGNA Corp............................................  105,000       7,245,000
Citicorp..............................................   40,000       5,970,000
CMAC Investment Corp..................................  314,400      19,335,600
Comerica, Inc.........................................   75,000       4,968,750
Conseco, Inc..........................................  969,800      45,338,150
Countrywide Credit Industries, Inc....................  120,000       6,090,000
Equitable Cos., Inc...................................   90,000       6,744,375
Everest Reinsurance Holdings, Inc.....................  162,800       6,257,625
Federal Home Loan Mortgage Corp.......................   20,000         941,250
Federal National Mortgage Assn........................  297,400      18,067,050
First Union Corp......................................  311,896      18,167,942
Green Tree Financial Corp.............................   40,000       1,712,500
GreenPoint Financial Corp.............................   70,000       2,633,750
Household International, Inc..........................  241,000      11,989,750
Jefferson-Pilot Corp..................................   45,000       2,607,188
LandAmerica Financial Group, Inc......................  141,700       8,112,325
Lehman Brothers Holdings, Inc.........................   80,000       6,205,000
Liberty Financial Cos., Inc...........................  106,350       3,669,075
Lincoln National Corp.................................   45,000       4,111,875
MBIA, Inc.............................................   94,000       7,038,250
Merrill Lynch & Co., Inc..............................   75,000       6,918,750
MGIC Investment Corp..................................  156,200       8,913,163
NationsBank Corp......................................   50,000       3,825,000
Nationwide Financial Services, Inc., Class A..........   56,800       2,896,800

                                       13      See Notes to Financial Statements

                                 June 30, 1998

==============================================================================================
                                                                      Number
Description                                                          of Shares    Market Value
----------------------------------------------------------------------------------------------
Finance (Continued)
Norwest Corp.........................................................  230,200    $  8,603,725
Providian Financial Corp.............................................   40,000       3,142,500
SLM Holding Corp.....................................................   17,500         857,500
SouthTrust Corp......................................................  112,500       4,893,750
St. Paul Cos., Inc...................................................  110,000       4,626,875
SunAmerica, Inc......................................................  292,050      16,774,622
Torchmark, Inc.......................................................  315,300      14,424,975
Travelers Group, Inc.................................................  523,575      31,741,734
U.S. Bancorp.........................................................  250,000      10,750,000
United Asset Management Corp.........................................  213,300       5,559,131
Van Kampen Small Capitalization Fund (an affiliate of Van Kampen)....5,487,382      64,531,612
Washington Mutual, Inc...............................................  477,600      20,745,750
                                                                                  ------------
                                                                                   618,725,059
                                                                                  ------------
Healthcare  12.6%
Abbott Laboratories, Inc.............................................  100,000       4,087,500
Aetna, Inc...........................................................  137,900      10,497,638
American Home Products Corp..........................................  664,000      34,362,000
Bausch & Lomb, Inc...................................................  369,000      18,496,125
Becton Dickinson & Co................................................  116,000       9,004,500
Bristol-Myers Squibb Co..............................................  419,800      48,250,762
Columbia / HCA Healthcare Corp.......................................  170,000       4,951,250
ESC Medical Systems Ltd. (a).........................................  240,000       8,100,000
Guidant Corp.........................................................  255,200      18,198,950
HBO & Co.............................................................  260,000       9,165,000
Health Care & Retirement Corp. (a)...................................  211,000       8,321,313
Health Management Assn., Inc., Class A (a)...........................  280,500       9,379,219
HEALTHSOUTH Corp. (a)................................................  648,600      17,309,512
Johnson & Johnson, Inc...............................................  165,000      12,168,750
Lincare Holdings, Inc. (a)...........................................  321,200      13,510,475
Merck & Co., Inc.....................................................  128,000      17,120,000
Mylan Laboratories, Inc..............................................  657,000      19,751,062
PacifiCare Health Systems, Class B (a)...............................  296,800      26,229,700
Pfizer, Inc..........................................................   93,200      10,129,675
Pharmacia & Upjohn, Inc..............................................  262,000      12,084,750
Phycor, Inc. (a).....................................................  150,000       2,484,375
Rhodia, SA - ADR (France) (a)........................................   71,600       1,951,100
Rhone-Poulenc, SA - ADR (France), Class A............................  379,000      21,295,062

                                       14      See Notes to Financial Statements

                                 June 30, 1998
==============================================================================

                                                      Number
Description                                          of Shares    Market Value
------------------------------------------------------------------------------
Healthcare (Continued)
Schering-Plough Corp...............................    372,200    $ 34,102,825
Tenet Healthcare Corp.(a)..........................  1,134,800      35,462,500
Total Renal Care Holdings, Inc.(a).................    322,883      11,139,464
U.S. Surgical Corp.................................     75,000       3,421,875
United Healthcare Corp.............................    107,000       6,794,500
Universal Health Services, Inc., Class B(a)........    177,000      10,332,375
Warner-Lambert Co..................................     60,000       4,162,500
Watsons Pharmaceuticals, Inc.(a)...................    318,000      14,846,625
Wellpoint Health Networks, Inc., Class A(a)........    296,500      21,941,000
                                                                  ------------
                                                                   479,052,382
                                                                  ------------
Producer Manufacturing  7.5%
Aeroquip Vickers, Inc..............................     75,100       4,383,963
AlliedSignal, Inc..................................     50,000       2,218,750
Alstom SA - ADR (France)(a)........................    441,100      14,363,319
American Power Conversion Corp.(a).................    492,100      14,763,000
ASM Lithography Holding NV (Netherlands)(a)........    120,000       3,487,500
Bouygues Offshore SA - ADR (France)................    282,500       5,967,813
Canadian Pacific Ltd...............................    295,000       8,370,625
Caterpillar, Inc...................................     90,000       4,758,750
Cognex Corp.(a)....................................    491,200       9,087,200
Cooper Industries, Inc.............................     87,800       4,823,513
Deere & Co.........................................     90,000       4,758,750
General Electric Co................................    195,800      17,817,800
Hartford Financial Services Group, Inc.............     45,000       5,146,875
Illinois Tool Works, Inc...........................    109,000       7,268,937
Ingersoll-Rand Co..................................    126,300       5,565,094
ITT Industries, Inc................................     30,000       1,121,250
Johnson Controls, Inc..............................     30,000       1,715,625
LucasVarity PLC - ADR (United Kingdom)(a)..........    273,000      10,868,812
Navistar International Corp.(a)....................    232,900       6,724,987
Paccar, Inc........................................     90,000       4,702,500
Philips Electronics NV - ADR (Netherlands).........    110,000       9,350,000
Republic Services, Inc.............................    141,700       3,400,800
Textron, Inc.......................................    231,000      16,559,812
The St. Joe Co.....................................    276,100       7,558,237
Tyco International Ltd.............................    268,000      16,884,000
United States Filter Corp.(a)......................    287,600       8,070,775
United Technologies Corp...........................    253,000      23,402,500

                                               See Notes to Financial Statements

                                 June 30, 1998
==============================================================================

                                                      Number
Description                                          of Shares    Market Value
------------------------------------------------------------------------------
Producer Manufacturing (Continued)
USA Waste Services, Inc.(a)........................    520,000    $ 25,675,000
Waste Management, Inc..............................  1,008,000      35,280,000
                                                                  ------------
                                                                   284,096,187
                                                                  ------------
Raw Materials/Processing Industries  4.8%
Air Products & Chemicals, Inc......................     82,200       3,288,000
Barrick Gold Corp..................................    619,100      11,878,981
Bethlehem Steel Corp.(a)...........................    287,300       3,573,294
Boise Cascade Corp.................................    287,000       9,399,250
British Steel PLC - ADR (United Kingdom)...........  1,026,000      23,341,500
Champion International Corp........................     57,000       2,803,688
Crompton & Knowles Corp............................    236,000       5,944,250
Crown Cork & Seal Co., Inc.........................     25,000       1,187,500
Cytec Industries, Inc.(a)..........................    222,000       9,823,500
Dow Chemical Co....................................     85,000       8,218,437
Du Pont (E. I.) de Nemours & Co....................    197,000      14,701,125
Freeport-McMoRan Copper & Gold, Inc., Class B......    403,000       6,120,563
Homestake Mining Co................................  1,542,000      15,998,250
Imperial Chemical Industries PLC -
   ADR (United Kingdom)............................     92,000       5,934,000
Louisiana-Pacific Corp.............................    747,000      13,632,750
Mead Corp..........................................    125,000       3,968,750
Newmont Mining Corp................................    543,000      12,828,375
Nucor Corp.........................................     60,000       2,760,000
Owens Illinois, Inc.(a)............................     50,000       2,237,500
Phelps Dodge Corp..................................     92,000       5,261,250
Placer Dome, Inc...................................    842,500       9,899,375
Stone Container Corp.(a)...........................    265,000       4,140,625
Union Carbide Corp.................................     40,000       2,135,000
USX U.S. Steel Group, Inc..........................    150,000       4,950,000
                                                                  ------------
                                                                   184,025,963
                                                                  ------------
Technology  17.2%
3Com Corp.(a)......................................     45,000       1,380,938
ADC Telecommunications, Inc........................     13,600         496,825
Alcatel Alsthom CGE - ADR (France).................    100,000       4,068,750
Altera Corp.(a)....................................     60,200       1,779,662
America Online, Inc.(a)............................      9,000         954,000
Amkor Technology, Inc.(a)..........................    384,500       3,592,672
Applied Materials, Inc.(a).........................    160,000       4,720,000
Ascend Communications, Inc.(a).....................    187,000       9,268,187

                                               See Notes to Financial Statements

                                 June 30, 1998
==============================================================================

                                                      Number
Description                                          of Shares    Market Value
------------------------------------------------------------------------------
Technology (Continued)
Autodesk Inc.......................................    180,000    $  6,952,500
Avnet, Inc.........................................    125,600       6,868,750
AVX Corp...........................................     85,000       1,365,313
Bay Networks, Inc.(a)..............................    180,000       5,805,000
BMC Software, Inc.(a)..............................    490,600      25,480,537
Cadence Design Systems, Inc.(a)....................    406,600      12,706,250
Cambridge Technology Partners, Inc.(a).............     14,200         775,675
Check Point Software Tech Ltd.(a)..................     14,900         487,975
CIENA Corp.(a).....................................     50,000       3,481,250
Cisco Systems, Inc.(a).............................    318,700      29,340,319
Citrix Systems, Inc.(a)............................    131,750       9,008,406
Compaq Computer Corp...............................    300,000       8,512,500
Computer Associates International, Inc.............    452,950      25,167,034
Computer Sciences Corp.(a).........................    238,000      15,232,000
Compuware Corp.(a).................................    446,000      22,801,750
Comverse Technology, Inc.(a).......................    107,000       5,550,625
Cypress Semiconductor Corp.(a).....................     37,900         315,044
Dell Computer Corp.(a).............................    178,400      16,557,750
Electronics for Imaging, Inc.(a)...................    307,200       6,489,600
EMC Corp.(a).......................................    688,000      30,831,000
Etec Systems, Inc.(a)..............................    131,600       4,630,675
First Data Corp....................................     50,000       1,665,625
Gateway 2000, Inc.(a)..............................     20,000       1,012,500
General Dynamics Corp..............................    150,000       6,975,000
General Signal Corp................................     65,000       2,340,000
Harris Corp........................................    110,000       4,915,625
Hewlett-Packard Co.................................     65,000       3,891,875
Hexcel Corp.(a)....................................    155,000       3,506,875
Intel Corp.........................................    210,000      15,566,250
International Business Machines Corp...............    237,000      27,210,562
KLA - Tencor Corp.(a)..............................     55,000       1,522,813
Lattice Semiconductor Corp.(a).....................     30,000         852,188
Legato Systems, Inc.(a)............................     31,800       1,240,200
Linear Technology Corp.............................     76,000       4,583,750
Lockheed Martin Corp...............................     55,000       5,823,125
Lucent Technologies, Inc...........................    514,800      42,824,925
Maxim Integrated Products, Inc.(a).................    295,700       9,369,994
Micron Technology, Inc.(a).........................    407,300      10,106,131

                                               See Notes to Financial Statements

                                 June 30, 1998
==============================================================================

                                                      Number
Description                                          of Shares    Market Value
------------------------------------------------------------------------------
Technology (Continued)
Microsoft Corp. (a)................................    435,200    $ 47,164,800
Networks Associates, Inc. (a)......................    409,050      19,583,269
Nokia Corp. - ADR (Finland) (a)....................    248,600      18,039,037
Northern Telecom Ltd...............................     80,000       4,540,000
Northrop Grumman Corp..............................     55,000       5,671,875
Oracle Systems Corp. (a)...........................    123,100       3,023,644
Parametric Technology Co...........................     29,600         802,900
Peoplesoft, Inc. (a)...............................    210,000       9,870,000
Pitney Bowes, Inc..................................    150,000       7,218,750
Quantum Corp. (a)..................................    943,400      19,575,550
Rational Software Corp. (a)........................     11,300         172,325
Raytheon Co., Class B..............................    120,000       7,095,000
Sanmina Corp. (a)..................................    113,000       4,901,375
SCI Systems, Inc. (a)..............................    338,000      12,717,250
Software AG Systems, Inc. (a)......................     23,000         672,750
Sterling Software, Inc. (a)........................    310,000       9,164,375
Storage Technology Corp. (a).......................    198,000       8,588,250
Sun Microsystems, Inc. (a).........................    230,000       9,990,625
Sundstrand Corp....................................     70,000       4,007,500
SunGard Data Systems, Inc. (a).....................    641,900      24,632,912
Synopsys, Inc. (a).................................     20,000         915,000
Tellabs, Inc. (a)..................................    165,000      11,818,125
Texas Instruments, Inc.............................     20,000       1,166,250
Thomas & Betts Corp................................     40,000       1,970,000
VERITAS Software Co. (a)...........................     24,600       1,017,825
VLSI Technology, Inc. (a)..........................    329,000       5,521,031
Western Digital Corp. (a)..........................    115,000       1,358,438
Xerox Corp.........................................     31,600       3,211,350
Xilinx, Inc........................................    139,700       4,749,800
                                                                  ------------
                                                                   657,188,431
                                                                  ------------
Transportation  1.6%
AMR Corp. (a)......................................    243,000      20,229,750
British Airways PLC - ADR (United Kingdom).........     20,000       2,151,250
Canadian National Railway Co.......................    184,100       9,780,313
Continental Airlines, Inc., Class B (a)............    170,500      10,379,188
Delta Air Lines, Inc...............................     80,000      10,340,000
FDX Corp. (a)......................................     90,000       5,647,500

                                               See Notes to Financial Statements

                                 June 30, 1998
==============================================================================

                                                      Number
Description                                         of Shares     Market Value
------------------------------------------------------------------------------
Transportation (Continued)
U.S.  Airways Group, Inc.(a)......................     25,000     $  1,981,250
UAL Corp.(a)......................................     20,000        1,560,000
                                                                  ------------
                                                                    62,069,251
                                                                  ------------
Utilities  10.4%
Ameritech Corp....................................    611,000       27,418,625
AT & T Corp.......................................    107,000        6,112,375
Baltimore Gas & Electric Co.......................     71,100        2,208,544
BEC Energy........................................    431,000       17,886,500
Bell Atlantic Corp................................    614,000       28,013,750
BellSouth Corp....................................    180,000       12,082,500
CMS Energy Corp...................................    245,400       10,797,600
DTE Energy Co.....................................    254,000       10,255,250
Edison International..............................     93,000        2,749,313
Endesa SA - ADR (Spain)...........................    408,400        8,831,650
FPL Group, Inc....................................     57,000        3,591,000
GPU, Inc..........................................    373,700       14,130,531
GTE Corp..........................................     40,000        2,225,000
Houston Industries, Inc...........................  1,243,200       38,383,800
Idaho Power Co....................................    487,200       16,869,300
Illinova Corp.....................................    340,000       10,200,000
NCR Corp.(a)......................................     80,000        2,600,000
New Century Energies, Inc.........................     90,500        4,112,094
Niagara Mohawk Power Corp.(a).....................    117,100        1,749,181
NIPSCO Industries, Inc............................    116,000        3,248,000
Northeast Utilities(a)............................    375,400        6,358,337
Northern States Power Co. MN......................    300,000        8,587,500
OGE Energy Corp...................................    534,200       14,423,400
PacifiCorp........................................    862,000       19,502,750
Pinnacle West Capital Corp........................    373,000       16,785,000
Public Service Co. of New Mexico..................    524,000       11,888,250
SBC Communications, Inc...........................    491,000       19,640,000
Sierra Pacific Resources..........................     35,000        1,270,938
Texas Utilities Co................................    941,300       39,181,612
US West, Inc......................................    734,700       34,530,900
                                                                  ------------
                                                                   395,633,700
                                                                  ------------

                                               See Notes to Financial Statements

                                 June 30, 1998

================================================================================================================
Description                                                                                        Market Value
----------------------------------------------------------------------------------------------------------------
Total Long-Term Investments  98.8%
  (Cost $2,714,081,869).......................................................................... $3,765,578,716
                                                                                                  --------------

Short-Term Investments 2.0%
Repurchase Agreement 0.6%
BA Securities ($22,420,000 par collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $22,423,768)...............     22,420,000
                                                                                                  --------------

U.S. Government Agency Obligations 1.4%
Federal Home Loan Mortgage Discount Notes ($20,000,000 par, yielding 5.45%, 07/20/98 maturity)...     19,939,777
Federal Home Loan Mortgage Discount Notes ($10,000,000 par, yielding 5.48%, 07/31/98 maturity)...      9,953,155
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding 5.51%, 08/28/98 maturity)...     24,777,111
                                                                                                  --------------
Total U.S. Government Agency Obligations.........................................................     54,670,043
                                                                                                  --------------

Total Short-Term Investments 2.0%
  (Cost $77,090,043).............................................................................     77,090,043
                                                                                                  --------------
Total Investments 100.8%
  (Cost $2,791,171,912)..........................................................................  3,842,668,759

Liabilities in Excess of Other Assets (0.8%).....................................................    (29,223,056)
                                                                                                  --------------

Net Assets 100.0%................................................................................ $3,813,445,703
                                                                                                  ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                       20      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                 June 30, 1998
================================================================================

Assets:
Total Investments (Cost $2,791,171,912)........................  $3,842,668,759
Receivables:
  Dividends....................................................       6,655,518
  Investments Sold.............................................       4,658,116
  Fund Shares Sold.............................................       4,277,122
Other..........................................................         114,085
                                                                 --------------
  Total Assets.................................................   3,858,373,600
                                                                 --------------

Liabilities:
Payables:
  Fund Shares Repurchased......................................      32,740,324
  Investments Purchased........................................       7,071,413
  Distributor and Affiliates...................................       2,612,073
  Investment Advisory Fee......................................       1,320,436
Accrued Expenses...............................................         855,298
Trustees' Deferred Compensation and Retirement Plans...........         328,353
                                                                 --------------
    Total Liabilities..........................................      44,927,897
                                                                 --------------
Net Assets.....................................................  $3,813,445,703
                                                                 ==============

Net Assets Consist of:
Capital........................................................  $2,478,104,833
Net Unrealized Appreciation....................................   1,051,496,847
Accumulated Net Realized Gain..................................     268,846,068
Accumulated Undistributed Net Investment Income................      14,997,955
                                                                 --------------
Net Assets.....................................................  $3,813,445,703
                                                                 ==============

Maximum Offering Price Per Share:

  Class A Shares:

    Net asset value and redemption price per share
    (Based on net assets of $3,661,449,547 and 244,569,116
    shares of beneficial interest issued and outstanding)......  $        14.97
    Maximum sales charge (5.75%* of offering price)............             .91
                                                                 --------------
    Maximum offering price to public...........................  $        15.88
                                                                 ==============

  Class B Shares:

    Net asset value and offering price per share
    (Based on net assets of $140,264,625 and 9,498,871
    shares of beneficial interest issued and outstanding)......  $        14.77
                                                                 ==============

  Class C Shares:

    Net asset value and offering price per share
    (Based on net assets of $11,731,531 and 793,372
    shares of beneficial interest issued and outstanding)......  $        14.79
                                                                 ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                       21      See Notes to Financial Statements

                            Statement of Operations

                       For the Year Ended June 30, 1998
================================================================================

Investment Income:
Dividends ($971,179 from affiliates of Van Kampen).....................   $   49,774,060
Interest...............................................................        8,880,824
                                                                          --------------
     Total Income......................................................       58,654,884
                                                                          --------------

Expenses:
Investment Advisory Fee................................................       15,236,351
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $7,664,713, $1,151,207 and $82,505, respectively).................        8,898,425
Shareholder Services...................................................        5,735,785
Custody................................................................          234,468
Legal..................................................................           88,994
Trustees' Fees and Expenses............................................           73,197
Other..................................................................        1,380,135
                                                                          --------------
     Total Expenses....................................................       31,647,355
                                                                          --------------
Net Investment Income..................................................   $   27,007,529
                                                                          ==============

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments ($20,161,960 from affiliates of Van Kampen)..............   $  440,324,582
  Futures..............................................................       11,012,682
                                                                          --------------
Net Realized Gain......................................................      451,337,264
                                                                          --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..............................................      623,187,786
  End of the Period:
  Investments..........................................................    1,051,496,847
                                                                          --------------
Net Unrealized Appreciation During the Period..........................      428,309,061
                                                                          --------------
Net Realized and Unrealized Gain.......................................   $  879,646,325
                                                                          ==============
Net Increase in Net Assets From Operations.............................   $  906,653,854
                                                                          ==============

                                       22      See Notes to Financial Statements

                       Statement of Changes in Net Assets
                   For the Years Ended June 30, 1998 and 1997
================================================================================


                                                                      Year Ended        Year Ended
                                                                    June 30, 1998     June 30, 1997
---------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................    $    27,007,529   $    27,093,350
Net Realized Gain.............................................        451,337,264       403,968,224
Net Unrealized Appreciation During the Period.................        428,309,061       303,202,849
                                                                  ---------------   ---------------
Change in Net Assets from Operations..........................        906,653,854       734,264,423
                                                                  ---------------   ---------------
Distributions from Net Investment Income*.....................        (30,494,141)      (24,489,713)
Distributions from Net Realized Gain*.........................       (524,699,711)     (259,006,785)
                                                                  ---------------   ---------------
 Total Distributions..........................................       (555,193,852)     (283,496,498)
                                                                  ---------------   ---------------
Net Change in Net Assets from Investment Activities...........        351,460,002       450,767,925
                                                                  ---------------   ---------------

From Capital Transactions:
Proceeds from Shares Sold.....................................      1,921,901,750     1,643,070,575
Net Asset Value of Shares Issued Through Dividend Reinvestment        515,581,788       262,459,571
Cost of Shares Repurchased....................................     (2,070,189,122)   (1,872,518,515)
                                                                  ---------------   ---------------
Net Change in Net Assets from Capital Transactions............        367,294,416        33,011,631
                                                                  ---------------   ---------------
Total Increase in Net Assets..................................        718,754,418       483,779,556
Net Assets:
Beginning of the Period.......................................      3,094,691,285     2,610,911,729
                                                                  ---------------   ---------------
End of the Period (Including accumulated
  undistributed net investment income
  of $14,997,955 and $15,027,238, respectively)...............    $ 3,813,445,703   $ 3,094,691,285
                                                                  ===============   ===============

                                                                       Year Ended         Year Ended
*Distributions by Class                                             June 30, 1998      June 30, 1997
----------------------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares..............................................    $   (30,092,754)  $   (24,328,961)
  Class B Shares..............................................           (375,733)         (153,305)
  Class C Shares..............................................            (25,654)           (7,447)
                                                                  ---------------   ---------------
                                                                  $   (30,494,141)  $   (24,489,713)
                                                                  ---------------   ---------------

Distributions from Net Realized Gain:
  Class A Shares..............................................    $  (507,041,781)  $  (251,595,348)
  Class B Shares..............................................        (16,529,561)       (7,068,097)
  Class C Shares..............................................         (1,128,369)         (343,340)
                                                                  ---------------   ---------------
                                                                  $  (524,699,711)  $  (259,006,785)
                                                                  ---------------   ---------------

                                       23      See Notes to Financial Statements

                              Financial Highlights
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=====================================================================================================================


                                                                               Year Ended June 30,
                                                             --------------------------------------------------------
Class A Shares                                                 1998       1997       1996(a)      1995(a)       1994
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................   $ 13.872   $  11.92   $  11.62     $  11.05     $  12.95
                                                             --------   --------   --------     --------     --------
Net Investment Income.....................................       .122       .132        .12          .14          .13
Net Realized and Unrealized Gain/Loss.....................      3.541      3.191       2.09         1.85       (.1475)
                                                             --------   --------   --------     --------     --------
Total from Investment Operations..........................      3.663      3.323       2.21         1.99       (.0175)
                                                             --------   --------   --------     --------     --------
Less:
Distributions from and in Excess of Net Investment Income.       .144       .121        .15        .1225         .135
Distributions from Net Realized Gain......................      2.420      1.250       1.76       1.2975       1.7475
                                                             --------   --------   --------     --------     --------
Total Distributions.......................................      2.564      1.371       1.91         1.42       1.8825
                                                             --------   --------   --------     --------     --------
Net Asset Value, End of the Period........................   $ 14.971   $ 13.872   $  11.92     $  11.62     $  11.05
                                                             ========   ========   ========     ========     ========
Total Return (b)..........................................      29.89%     30.06%     20.48%       20.62%        (.64%)
Net Assets at End of the Period (In millions).............   $3,661.4   $2,992.2   $2,534.3     $2,279.4     $2,152.5
Ratio of Expenses to Average Net Assets (c)...............        .88%       .97%       .94%        1.04%        1.02%
Ratio of Net Investment Income to Average Net Assets (c)..        .80%      1.01%      1.02%        1.24%         .99%
Portfolio Turnover........................................         67%       144%       213%         248%         112%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                       24      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

========================================================================================================================
                                                                                     Year Ended June 30,
                                                                     ---------------------------------------------------
Class B Shares                                                         1998      1997     1996(a)    1995(a)     1994(a)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................   $13.730   $ 11.81   $11.53     $ 10.96     $ 12.86
                                                                     -------   -------   ------     -------     -------
Net Investment Income.............................................      .045      .046      .02         .05         .03
Net Realized and Unrealized Gain/Loss.............................     3.466     3.151     2.07        1.85      (.1575)
                                                                     -------   -------   ------     -------     -------
Total from Investment Operations..................................     3.511     3.197     2.09        1.90      (.1275)
                                                                     -------   -------   ------     -------     -------
Less:
Distributions from Net Investment Income..........................      .055      .027      .05       .0325        .025
Distributions from Net Realized Gain..............................     2.420     1.250     1.76      1.2975      1.7475
                                                                     -------   -------   ------     -------     -------
Total Distributions...............................................     2.475     1.277     1.81        1.33      1.7725
                                                                     -------   -------   ------     -------     -------
Net Asset Value, End of the Period................................   $14.766   $13.730   $11.81     $ 11.53     $ 10.96
                                                                     =======   =======   ======     =======     =======

Total Return (b)..................................................     28.92%    29.08%   19.44%      19.73%      (1.46%)
Net Assets at End of the Period (In millions).....................   $ 140.3   $  95.5   $ 72.1     $  53.0     $  35.8
Ratio of Expenses to Average Net Assets (c).......................      1.66%     1.74%    1.75%       1.84%       1.79%
Ratio of Net Investment Income to Average Net Assets (c)..........       .03%      .23%     .21%        .44%        .21%
Portfolio Turnover................................................        67%      144%     213%        248%        112%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                       25      See Notes to Financial Statements

  The following schedule presents financial highlights for one share of the
              Fund outstanding throughout the periods indicated.
================================================================================

                                                                                                            August 27, 1993
                                                                     Year Ended June 30,                     (Commencement
                                                          ------------------------------------------      of Distribution) to
Class C Shares                                               1998        1997    1996(a)     1995(a)        June 30, 1994 (a)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................  $13.752     $ 11.83     $11.52     $ 10.99               $   13.25
                                                          -------     -------     ------     -------               ---------
Net Investment Income...................................     .028        .036        .02         .05                     .02
Net Realized and Unrealized Gain/Loss...................    3.482       3.163       2.10        1.81                  (.4375)
                                                          -------     -------     ------     -------               ---------
Total from Investment Operations........................    3.510       3.199       2.12        1.86                  (.4175)
                                                          -------     -------     ------     -------               ---------
Less:
Distributions from and in Excess of Net Investment
  Income................................................     .055        .027        .05       .0325                    .095
Distributions from Net Realized Gain....................    2.420       1.250       1.76      1.2975                  1.7475
                                                          -------     -------     ------     -------               ---------
Total Distributions.....................................    2.475       1.277       1.81        1.33                  1.8425
                                                          -------     -------     ------     -------               ---------
Net Asset Value, End of the Period......................  $14.787     $13.752     $11.83     $ 11.52               $   10.99
                                                          =======     =======     ======     =======               =========
Total Return (b)........................................   28.87%      29.04%     19.74%      19.27%                  (3.70%)*
Net Assets at End of the Period (In millions)...........  $  11.7     $   7.0     $  4.5     $   2.2               $     1.2
Ratio of Expenses to Average Net Assets (c).............    1.66%       1.74%      1.75%       1.84%                   1.81%
Ratio of Net Investment Income to Average Net
  Assets (c)............................................     .04%        .23%       .15%        .44%                    .24%
Portfolio Turnover......................................      67%        144%       213%        248%                    112%


(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.
*Non-Annualized


                                               See Notes to Financial Statements

                         Notes to Financial Statements
                                 June 30, 1998

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen Pace Fund, formerly known as Van Kampen American Capital Pace Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.


B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.


C. Income and Expenses--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $2,797,906,284; the aggregate gross unrealized appreciation is $1,121,214,760 and the aggregate gross unrealized depreciation is $76,452,285, resulting in net unrealized appreciation of $1,044,762,475.

                                 June 30, 1998

--------------------------------------------------------------------------------
E. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to short-term gains totaling $3,457,329 has been reclassified from accumulated net realized gain to accumulated net investment income.


2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                        % Per Annum
---------------------------------------------------------------------
First $1 billion..........................................  .50 of 1%
Next $1 billion...........................................  .45 of 1%
Next $1 billion...........................................  .40 of 1%
Over $3 billion...........................................  .35 of 1%

     For the year ended June 30, 1998, the Fund recognized expenses of approximately $88,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended June 30, 1998, the Fund recognized expenses of approximately $424,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $4,409,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     For the year ended June 30, 1998, the Fund paid brokerage commissions to Morgan Stanley Dean Witter and Co., which is an affiliate of Van Kampen, of $1,000.

     During the year ended June 30, 1998, the Fund entered into transactions with the following Van Kampen Fund which was managed by the Adviser:

                                                              Transactions
                                                           During the Period
                                               % of      ----------------------
                                      Net Assets at        Cost of     Proceeds
                                      June 30, 1998      Purchases     of Sales
-------------------------------------------------------------------------------
Small Capitalization Fund.................    1.69%            -0-   39,976,722

                                 June 30, 1998

================================================================================

     At June 30, 1998, the Fund owned 100% of the Van Kampen Small Capitalization Fund. This entity does not charge an investment advisory fee or sales charge and the shares of this entity may only be purchased by other funds in the Van Kampen fund complex.

3. Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1998, capital aggregated $2,352,705,544, $115,697,048 and
$9,702,241 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                     Shares             Value
=============================================================================
Sales:
  Class A.....................................  114,528,015   $ 1,658,797,819
  Class B.....................................   15,697,912       224,894,498
  Class C.....................................    2,661,609        38,209,433
                                               ------------   ---------------
Total Sales...................................  132,887,536   $ 1,921,901,750
                                               ============   ===============
Dividend Reinvestment:
  Class A.....................................   39,614,547   $   499,143,289
  Class B.....................................    1,243,314        15,504,133
  Class C.....................................       74,809           934,366
                                               ------------   ---------------
Total Dividend Reinvestment...................   40,932,670   $   515,581,788
                                               ============   ===============
Repurchases:
  Class A..................................... (125,272,563)  $(1,827,462,304)
  Class B.....................................  (14,397,387)     (207,460,144)
  Class C.....................................   (2,449,887)      (35,266,674)
                                               ------------   ---------------
Total Repurchases............................. (142,119,837)  $(2,070,189,122)
                                               ============   ===============

                                 June 30, 1998

================================================================================

     At June 30, 1997, capital aggregated $2,022,226,740, $82,758,561 and
$5,825,116 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                Shares               Value
-------------------------------------------------------------------------------
Sales:
  Class A................................     105,486,346       $ 1,322,487,505
  Class B................................      21,645,218           268,448,586
  Class C................................       4,201,247            52,134,484
                                            -------------       ---------------
Total Sales..............................     131,332,811       $ 1,643,070,575
                                            =============       ===============

Dividend Reinvestment:
  Class A................................      21,956,046       $   255,568,391
  Class B................................         568,820             6,581,245
  Class C................................          26,765               309,935
                                            -------------       ---------------
Total Dividend Reinvestment..............      22,551,631       $   262,459,571
                                            -------------       ---------------

Repurchases:
  Class A................................    (124,366,182)      $(1,557,255,115)
  Class B................................     (21,362,800)         (264,482,526)
  Class C................................      (4,098,959)          (50,780,874)
                                            -------------       ---------------
Total Repurchases........................    (149,827,941)      $(1,872,518,515)
                                            =============       ===============


     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           Contingent Deferred
                                                              Sales Charge
Year of Redemption                                         Class B     Class C
-------------------------------------------------------------------------------
First....................................                    5.00%       1.00%
Second...................................                    4.00%        None
Third....................................                    3.00%        None
Fourth...................................                    2.50%        None
Fifth....................................                    1.50%        None
Sixth and Thereafter.....................                     None        None



     For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $374,900 and CDSC on redeemed shares of approximately $117,300. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,250,893,598 and $2,273,952,335, respectively.

                                 June 30, 1998
================================================================================


5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                                       Contracts
================================================================================
Outstanding at June 30, 1997..........................................      250
Futures Opened........................................................      740
Futures Closed........................................................     (990)
                                                                          -----
Outstanding at June 30, 1998..........................................      -0-
                                                                          =====

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $1,179,700.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen Pace Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Pace Fund (the "Fund") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
July 28, 1998

                             Van Kampen Pace Fund

Board of  Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents


Investment Adviser

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601


--------------------------------------------------------------------------------

                            Tax Notice to Corporate
                                 Shareholders

     For the fiscal year ended June 30, 1998, 18.35% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

     For the calendar year ended December 31, 1997, 19.38% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

--------------------------------------------------------------------------------


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998
     All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181